                             HOLLAND BALANCED FUND



                                                                   Annual Report
                                                              September 30, 2000




                           [GRAPHIC OF SHAKING HANDS]

------------------------------------------------

CONTENTS

Letter from the President....................    1

Cumulative Performance.......................    2

Management Discussion of Fund Performance and
  Notes to Performance.......................    3

Statement of Net Assets......................    4

Statement of Operations......................    7

Statements of Changes in Net Assets..........    8

Financial Highlights.........................    9

Notes to Financial Statements................   10

Report of Independent Accountants............   14

General Information..........................   15

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

September 30, 2000
--------------------------------------------------------------------------------

                                                                    [PHOTOGRAPH]
Dear Fellow Shareholder:

I am pleased to report that our
Fund has achieved a return of
14.6%, versus 11.1% for the Lipper
Balanced Fund Index for the twelve
months ended September 30, 2000.
The Fund's aggregate total return
since inception (October 2, 1995
through September 30, 2000) has been 89.8%, versus 82.2% for the Lipper Balanced Fund Index.

During this volatile twelve-month time frame, our Fund has produced a satisfactory return with relatively low volatility.

Additionally, our Fund's portfolio turnover has been predictably modest, resulting in a favorable capital gains tax distribution experience.

Thank you for your continuing support. Please visit our website at www.thehollandfund.com.

With Bullish Regards,

/s/ Michael F. Holland
Michael F. Holland
President and Founder

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - CUMULATIVE PERFORMANCE
--------------------------------------------------------------------------------

September 30, 2000
--------------------------------------------------------------------------------

Set forth below are the cumulative total return figures for the periods indicated and a graph showing the hypothetical $10,000 investment made in the Holland Balanced Fund, Standard & Poor's 500 Index, Salomon 10 Year Government Bond Index, 90 Day US Treasury Bill Rate and the Lipper Balanced Fund Index on October 2, 1995. The cumulative and annualized total return figures and the information in the graph represent past performance and are not indicative of future results. The total returns reflect changes in price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                                   SALOMON 10 YEAR      90 DAY US
                       HOLLAND BALANCED    LIPPER BALANCED    STANDARD & POOR'S      GOVERNMENT       TREASURY BILL
                           FUND(a)          FUND INDEX(b)       500 INDEX(b)        BOND INDEX(b)        RATE(b)
                       ----------------    ---------------    -----------------    ---------------    -------------
Inception                   10000               10000               10000               10000             10000

3/96                        10993               10675               11045               10110             10259

9/96                        11566               11040               11761               10252             10522

3/97                        12582               11703               12955               10412             10790

9/97                        14192               13758               16209               11618             11067

3/98                        14772               15037               18852               12562             11351

9/98                        14537               14442               17402               14153             11628

3/99                        16417               16363               22011               13431             11887

9/99                        16554               16390               21949               13060             12167

3/00                        19373               18076               25643               13757             12500

9/00                        18976               18215               24580               14310             12874

                             INVESTMENT PERFORMANCE
                    For the Periods Ended September 30, 2000
--------------------------------------------------------------------------------



                                 TOTAL RETURN             Average         12 Months
                               Cumulative Since      Annualized Since       Ended
                              Inception (10/2/95)   Inception (10/2/95)    9/30/00
-----------------------------------------------------------------------------------------
 HOLLAND BALANCED FUND(a)                 89.76%                13.68%       14.63%
 Lipper Balanced Fund
  Index(b)                                82.15%                12.78%       11.13%
 Standard & Poor's 500
  Index(b)                               145.80%                19.77%       11.99%
 Salomon 10 Year Government
  Bond Index(b)                           43.10%                 7.45%        9.57%
 90 Day US Treasury Bill
  Rate(b)                                 28.74%                 5.20%        5.81%

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - MANAGEMENT DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

September 30, 2000
--------------------------------------------------------------------------------

Since inception (October 2, 1995 through September 30, 2000), our Fund's total return has been 89.8% compared to 82.2% for the Lipper Balanced Fund Index. The past year has seen a continued confluence of low inflation, good economic growth and good corporate profitability which we expect to continue for some time. This environment has favored our Fund's "blue chip" equity investments.

Our Fund's long-term approach is characterized by minimal trading: This has the effect of minimizing capital gains tax distributions, a growing mutual fund industry objective.

--------------------------------------------------------------------------------
NOTES TO PERFORMANCE
--------------------------------------------------------------------------------

(a) Reflects waiver of fees and reimbursement of expenses by investment adviser. Absent such waiver and reimbursement, the Fund's total return would have been lower.

(b) The Lipper Balanced Fund Index is an index whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The Salomon 10 Year Government Bond Index is a subsector of the Broad Investment-Grade (BIG) Index. At present, this sector contains U.S. Treasury securities with at least $1 billion public amount outstanding and U.S. Agency and supranational issues with at least $100 million outstanding. All securities in this index have a remaining maturity of at least 10 years and carry a fixed rate coupon. The 90-Day T-Bill Rate is the average return on three month U.S. Treasury Bills. These indices are unmanaged and do not reflect the actual cost of investing in the instruments that comprise each index.

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

            September 30, 2000                 Shares       Value(+)
----------------------------------------------------------------------
COMMON STOCKS-59.3%
BANKS-5.6%
Chase Manhattan Corp.                            39,600    $ 1,829,025
J.P. Morgan & Co., Inc.                          12,200      1,993,175
                                                           -----------
                                                             3,822,200
                                                           -----------
COMPUTERS-3.6%
International Business Machines Corp.            21,800      2,452,500
                                                           -----------
ELECTRONICS-14.7%
Agilent Technologies, Inc.*                      27,170      1,329,632
Hewlett-Packard Co.                              28,800      2,793,600
Intel Corp.                                      69,800      2,896,700
Oracle Corp.*                                    38,000      2,992,500
                                                           -----------
                                                            10,012,432
                                                           -----------
FOOD & BEVERAGES-2.9%
Coca Cola Co.                                    35,900      1,978,987
                                                           -----------
FINANCIAL-4.3%
Merrill Lynch & Co.                              44,600      2,943,600
                                                           -----------
OIL/GAS-6.4%
Exxon Mobil Corp.                                26,300      2,343,988
Schlumberger, Ltd.                               24,500      2,016,656
                                                           -----------
                                                             4,360,644
                                                           -----------
PHARMACEUTICALS-7.9%
Johnson & Johnson                                28,500      2,677,219
Merck & Co., Inc.                                36,200      2,694,637
                                                           -----------
                                                             5,371,856
                                                           -----------
PRODUCER GOODS-6.1%
General Electric Co.                             38,100      2,197,894
Minnesota Mining & Manufacturing Co.             21,600      1,968,300
                                                           -----------
                                                             4,166,194
                                                           -----------
RETAIL TRADE-3.4%
Wal-Mart Stores, Inc.                            49,000      2,358,125
                                                           -----------
SOFTWARE-4.4%
Microsoft Corp.*                                 50,500      3,045,781
                                                           -----------
     Total Common Stocks (Cost-$28,853,532)                 40,512,319
                                                           -----------

--------------------------------------------------------------------------------
See Notes to the Financial Statements

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - STATEMENT OF NET ASSETS (continued)
--------------------------------------------------------------------------------

            September 30, 2000               Principal      Value(+)
----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES-31.2%
United States Treasury Bond, 6.250%
  due 8/15/23                                $1,500,000    $ 1,527,657
United States Treasury Note, 5.625%
  due 11/30/00                                1,000,000        998,438
United States Treasury Note, 5.625%
  due 2/28/01                                 1,000,000        997,188
United States Treasury Note, 6.250%
  due 2/28/02                                 2,000,000      2,003,126
United States Treasury Note, 6.000%
  due 7/31/02                                 3,000,000      2,998,125
United States Treasury Note, 6.375%
  due 8/15/02                                 1,000,000      1,005,938
United States Treasury Note, 5.375%
  due 6/30/03                                 2,500,000      2,464,063
United States Treasury Note, 5.250%
  due 8/15/03                                 2,800,000      2,747,500
United States Treasury Note, 5.875%
  due 2/15/04                                 3,500,000      3,494,533
United States Treasury Note, 6.500%
  due 5/15/05                                 3,000,000      3,075,000
                                                           -----------
     Total U.S. Government Securities
     (Cost-$21,201,281)                                     21,311,568
                                                           -----------
REPURCHASE AGREEMENTS-14.0%
State Street Bank and Trust Co. Repurchase
     Agreement, 5.250% due 10/2/00 in the
     amount of $9,551,177; issued 9/29/00
     (Collateralized by $9,565,000, FNMA,
     6.600% due 6/7/02 with a market value
     of $9,739,485) (Cost-$9,547,000)         9,547,000      9,547,000
                                                           -----------
     Total Investments-104.5%
     (Cost-$59,601,813)                                     71,370,887
                                                           -----------
LIABILITIES IN EXCESS OF OTHER
  ASSETS-(4.5%)                                             (3,073,331)
                                                           -----------
NET ASSETS-100%
Applicable to 3,972,787 outstanding $0.01
  par value shares (authorized
  1,000,000,000)                                           $68,297,556
                                                           ===========
Net asset value, offering price and
  redemption price per share                               $     17.19
                                                           ===========

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - STATEMENT OF NET ASSETS (concluded)

--------------------------------------------------------------------------------

                   September 30, 2000
---------------------------------------------------------------------
COMPONENTS OF NET ASSETS AS OF SEPTEMBER 30, 2000
Capital stock at par value ($0.01)                        $    39,728
Capital stock in excess of par value                       56,048,484
Undistributed net investment income                           228,187
Accumulated net realized gain on investments                  212,083
Net unrealized appreciation on investments                 11,769,074
                                                          -----------
     Net Assets                                           $68,297,556
                                                          ===========

--------------------------------------------------------------------------------
See Notes to the Financial Statements
+See Note 2 to the Financial Statements
FNMA Federal National Mortgage Association
*Non-income producing

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

             Year Ended September 30, 2000
---------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                  $ 1,262,943
Dividends                                                     357,624
                                                          -----------
     Total investment income                                1,620,567
                                                          -----------
EXPENSES
Investment advisory fees (Note 3)                             410,424
Administration and custody fees (Note 4)                      113,393
Shareholder account maintenance                                82,984
Legal fees                                                     57,055
Shareholder reports                                            36,681
Amortization of organizational costs                           33,731
Audit fees                                                     29,137
Directors fees                                                 27,890
Registration fees                                              27,024
Insurance expense                                              26,662
Miscellaneous expense                                           8,708
                                                          -----------
     Total operating expenses                                 853,689
     Waiver of investment advisory fees (Note 2)              (32,015)
                                                          -----------
     Net expenses                                             821,674
                                                          -----------
Net investment income                                         798,893
                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                              212,083
Net change in unrealized appreciation on investments        5,108,770
                                                          -----------
     Net realized and unrealized gain on investments        5,320,853
                                                          -----------
     Net increase in net assets resulting from
       operations                                         $ 6,119,746
                                                          ===========

--------------------------------------------------------------------------------
See Notes to the Financial Statements

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

            For the Year Ended                9/30/00        9/30/99
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS
Net investment income                       $   798,893    $   651,200
Net realized gain on investments                212,083        162,221
Net change in unrealized appreciation
  on investments                              5,108,770      3,459,093
                                            -----------    -----------
Net increase in net assets resulting from
  operations                                  6,119,746      4,272,514
                                            -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
Net investment income                          (795,281)      (710,954)
Net realized gain on investments               (162,221)      (180,379)
                                            -----------    -----------
Total dividends and distributions              (957,502)      (891,333)
                                            -----------    -----------
CAPITAL SHARE TRANSACTIONS, NET (NOTE 7)     17,791,540     11,921,132
                                            -----------    -----------
Total increase in net assets                 22,953,784     15,302,313
NET ASSETS
     Beginning of Period                     45,343,772     30,041,459
                                            -----------    -----------
     End of Period                          $68,297,556    $45,343,772
                                            ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME,
  END OF PERIOD                             $   228,187    $   190,844
                                            ===========    ===========

--------------------------------------------------------------------------------
See Notes to the Financial Statements

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                            For the Year Ended                    Period
For a capital share outstanding  ----------------------------------------       10/2/95*
throughout the period            9/30/00    9/30/99    9/30/98    9/30/97     to 9/30/96
----------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of
  period                         $ 15.27    $ 13.74    $ 13.70    $ 11.39     $    10.00
                                 -------    -------    -------    -------     ----------
INCREASE/DECREASES FROM
  INVESTMENT OPERATIONS
Net investment income               0.24       0.23       0.28       0.26           0.23
Net realized and unrealized
  gain on investments               2.00       1.66       0.05       2.30           1.33
                                 -------    -------    -------    -------     ----------
    Total from investment
      operations                    2.24       1.89       0.33       2.56           1.56
                                 -------    -------    -------    -------     ----------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
Net investment income              (0.26)     (0.28)     (0.29)     (0.25)         (0.17)
Net realized gain on
  investments                      (0.06)     (0.08)        --      (0.00)(#)         --
                                 -------    -------    -------    -------     ----------
Total dividends and
  distributions                    (0.32)     (0.36)     (0.29)     (0.25)         (0.17)
                                 -------    -------    -------    -------     ----------
Net asset value, end of period   $ 17.19    $ 15.27    $ 13.74    $ 13.70     $    11.39
                                 =======    =======    =======    =======     ==========
TOTAL RETURN(a)                   14.63%     13.87%      2.43%     22.71%         15.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's)                        $68,298    $45,344    $30,041    $26,788     $    7,606
Ratio of expenses to average
  net assets after fee waivers
  and reimbursement of other
  expenses(b)                      1.50%      1.50%      1.50%      1.50%          1.50%
Ratio of expenses to average
  net assets before fee waivers
  and reimbursement of other
  expenses(b)                      1.56%      1.62%      1.83%      2.55%          4.81%
Ratio of net investment income
  to average net assets after
  fee waivers and reimbursement
  of other expenses(b)             1.46%      1.59%      2.05%      2.31%          2.36%
Ratio of net investment income
  to average net assets before
  fee waivers and reimbursement
  of other expenses(b)             1.40%      1.47%      1.72%      0.31%          0.96%
Portfolio turnover                17.99%     15.76%     16.49%      5.07%          5.04%

--------------------------------------------------------------------------------
See Notes to the Financial Statements

(a)  Total return would have been lower had certain expenses not been waived or reimbursed. Periods less than one year are
     not annualized.
(b)  Annualized for periods less than one year.
 #   Rounds to less than $0.01
 *   Commencement of Investment Operations

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

September 30, 2000
--------------------------------------------------------------------------------
1.  ORGANIZATION

The Holland Series Fund, Inc. (the "Company") was organized as a Maryland corporation on June 26, 1995 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Company currently has one portfolio, the Holland Balanced Fund (the "Fund").

Investment Objective
The Fund is designed to provide investors with a convenient and professionally managed vehicle for seeking a high total investment return. Total investment return is the aggregate of dividend and interest income and realized and unrealized capital gains/losses on investments. The Fund seeks to achieve its objective through a combined portfolio of equity and investment grade fixed-income securities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Securities
Securities transactions are accounted for as of the trade date. Interest income and expenses are recorded on an accrual basis. The Fund amortizes discount or premium using the yield-to-maturity method on a daily basis, except for securities having a maturity date of sixty days or less at the time of acquisition which are amortized on a straight-line basis. Dividend income is recorded on the ex-dividend date. The Fund uses the specific identification method for determining gain or loss on sales of securities.

Income Tax
There is no provision for federal income or excise tax since the Fund continues to qualify as a regulated investment company ("RIC") and intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs and to distribute substantially all of its taxable income and realized gains.

Valuation
Securities traded on an exchange are valued at their last sales price on that exchange. Securities for which over-the-counter market quotations are available are valued at the latest bid price. Debt securities purchased with sixty days or less remaining to maturity are valued at amortized cost which approximates fair value.

Expenses
Holland & Company L.L.C. (the "Investment Adviser") has agreed to voluntarily waive its fee and to reimburse the Fund for expenses exceeding 1.50% of average daily net assets. During the year ended September 30, 2000, the Investment Adviser voluntarily waived $32,015 of advisory fees.

Dividends and Distributions to Shareholders

The Fund distributes dividends quarterly and capital gains annually. Distributions from net short-term capital gains and net long-term capital gains, if any, will typically be declared and paid in December, but the Fund may make distributions

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

September 30, 2000
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

Dividends and distributions to shareholders are recorded on the ex-date of the dividend or the distribution. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent they exceed net investment income or net realized gains for tax purposes, they are reported as distributions of capital.

3.  INVESTMENT ADVISORY AGREEMENT

The Company's Board of Directors has approved an investment advisory agreement with the Investment Adviser. For its services as investment adviser, the Company pays the Investment Adviser a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets. Currently, the Investment Adviser is voluntarily waiving a portion of its fee. The Investment Adviser is controlled by Michael F. Holland, its managing member and owner of 99% interest in the Investment Adviser.

As of September 30, 2000, Michael F. Holland and affiliates owned 93,841 shares (2% of the shares outstanding) of the Fund.

4. ACCOUNTING, CUSTODY AND
   ADMINISTRATION AGREEMENTS

Pursuant to its Administration Agreement effective June 1, 1999, State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Company, including maintaining the books and records of the Company, and preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Company pays State Street a fee at the annual rate of 0.10% of the Fund's average daily net assets up to $100 million, 0.08% of the next $100 million, and 0.06% of those assets in excess of $200 million, subject to certain minimum requirements, and reimbursement for out-of-pocket expenses pursuant to the Administration Agreement. Pursuant to the Administration Agreement, the Administrator will be paid a minimum fee of $5,000 per month for the first year of services provided to the Company, and a minimum fee of $7,000 per month thereafter unless waived by the Administrator. State Street also serves as the Fund's custodian and accounting agent. Fees paid for custody and accounting services

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

September 30, 2000
--------------------------------------------------------------------------------

4. ACCOUNTING, CUSTODY AND
   ADMINISTRATION AGREEMENTS (continued)
rendered by State Street are based upon assets of the Fund and on transactions entered into by the Fund during the period and are included in the administration and custody fees in the Statement of Operations.

5.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2000 aggregated $27,606,334 and $8,852,837 respectively.

The components of net unrealized appreciation/(depreciation) of investments based on federal tax cost at September 30, 2000 for the Fund were as follows:

-----------------------------------------------------------------
                                                 Cost for Federal
Appreciation   Depreciation   Net Appreciation     Tax Purposes
-----------------------------------------------------------------
 $12,621,041      $(851,967)       $11,769,074        $59,601,813

6.  REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees, upon entering into a contract, to sell U.S. Government securities to the Fund and repurchase such securities from the Fund at a mutually agreed upon price and date. The Fund will engage in repurchase transactions with parties selected by the Investment Adviser on the basis of such party's creditworthiness. The collateral on repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

September 30, 2000
--------------------------------------------------------------------------------

7.  CAPITAL SHARE TRANSACTIONS

As of September 30, 2000, there were 1,000,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:

-----------------------------------------------------------------------------
                                Year Ended                  Year Ended
                                  9/30/00                    9/30/99
-----------------------------------------------------------------------------
                           Shares        Amount       Shares        Amount
-----------------------------------------------------------------------------
Shares Sold............   1,392,775   $ 24,407,590   1,162,789   $ 17,656,300
Shares Reinvested......      51,071        861,000      55,096        830,190
                         ----------   ------------   ---------   ------------
                          1,443,846     25,268,590   1,217,885     18,486,490
Shares Redeemed........    (440,514)    (7,477,050)   (434,879)    (6,565,358)
                         ----------   ------------   ---------   ------------
NET INCREASE...........   1,003,332   $ 17,791,540     783,006   $ 11,921,132
                         ==========   ============   =========   ============
-----------------------------------------------------------------------------

8.  SUBSEQUENT EVENT -- CHANGE IN TRANSFER AGENT

At the Company's May 2, 2000 board meeting, the Directors appointed ALPS Mutual Fund Services, Inc. to act as the Fund's transfer agent effective October 1, 2000.

Prior to October 1, 2000, Unified Fund Advisors, Inc. provided transfer agency services to the Fund.

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Holland Balanced Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Holland Balanced Fund (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 2, 2000

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund - GENERAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

September 30, 2000
--------------------------------------------------------------------------------
TAX INFORMATION

The following tax information represents year-end disclosures of various benefits passed through to shareholders.

The amount of long-term capital gain paid was $162,221.

Of the distributions made by the Fund, 42.5% represent the amount of distribution which qualifies for the dividends received deduction available to corporate shareholders.

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                    [This page is left blank intentionally]

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
Michael F. Holland*
Director and President
Chairman,
Holland & Company L.L.C.

Sheldon S. Gordon
Director
Chairman,
Union Bancaire Privee International
Holdings, Inc.

Herbert S. Winokur, Jr.
Director
Chairman and
Chief Executive Officer,
Capricorn Holdings, Inc.,
and
Managing General Partner,
Capricorn Investors, L.P.,
Capricorn Investors II, L.P.,
Capricorn Investors III, L.P.

Desmond G. FitzGerald
Director
Chairman,
North American Properties Group

Jeff C. Tarr
Director
Chairman,
Junction Advisors

ADVISER
Holland & Company L.L.C.
375 Park Avenue
New York, NY 10152
email     HBFUND@aol.com
website   www.thehollandfund.com

FUND ADMINISTRATOR,
CUSTODIAN AND FUND
ACCOUNTING AGENT
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR, TRANSFER
AGENT AND DIVIDEND
DISBURSING AGENT
ALPS Mutual Fund Services,
Member NASD
370 17th Street, Suite 3100
Denver, CO 80202

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

*interested person as defined in the Investment Company Act of 1940

------------------------------------
Holland & Company L.L.C.
375 Park Avenue
New York, New York 10152

Phone    800-30-HOLLAND

Email     HBFUND@aol.com
Website   www.thehollandfund.com

This report has been prepared for the
Holland Balanced Fund's Shareholders
and may be distributed to others only
if preceded or accompanied by a prospectus.